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EXHIBIT 23.1
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CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 25, 2002 relating to the financial statements of Altus Medical, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/  PRICEWATERHOUSECOOPERS LLP


February 12, 2002

San Jose, California

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